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                                                                    EXHIBIT 23.2


                               CONSENT OF KPMG LLP


The Board of Directors
Paper Warehouse, Inc.

We consent to the use of our report incorporated herein by reference.

                                            KPMG LLP

                                            /s/ KPMG  LLP

Minneapolis, Minnesota
April 27, 2000